UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47 Hulfish Street, Princeton, New Jersey	08542
(Address of principal executive offices and zip code)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 19, 2025, Amicus Therapeutics, Inc. (the “Company” or “Amicus”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BioMarin Pharmaceutical Inc., a Delaware corporation (“Parent”), and Lynx Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of Company Common Stock, par value $0.01 per share (the “Shares”), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) will be cancelled and converted into the right to receive $14.50 per Share in cash, without interest thereon (the “Merger Consideration”) and subject to any applicable withholdings of Taxes.

At the Effective Time, each Company Option that is then outstanding and unexercised, whether or not vested and which has a per share exercise price that is less than the Merger Consideration (each, an “In the Money Option”), will be cancelled and converted into the right to receive a cash payment equal to (a) the excess of (i) the Merger Consideration over (ii) the exercise price payable per share under such In the Money Option, multiplied by (b) the total number of shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting). In addition, at the Effective Time, each Company Option other than an In the Money Option that is then outstanding and unexercised, whether or not vested, will be cancelled with no consideration payable in respect thereof. At the Effective Time, each then outstanding Company RSU will be cancelled and the holder thereof will be entitled to receive a cash payment equal to (x) the Merger Consideration multiplied by (y) the number of shares subject to such Company RSU. At the Effective Time, each then outstanding Company PSU will be cancelled and converted into a cash-based award, which will entitle the holder thereof to receive a cash payment equal to the product of (A) the number of shares subject to such Company PSU immediately prior to the Effective Time at specified levels of performance, without any pro-ration, as of immediately prior to the Effective Time multiplied by (B) an amount equal to the Merger Consideration.

Consummation of the Merger is subject to customary closing conditions, including the absence of certain legal restraints preventing or otherwise making illegal the consummation of the Merger, the absence of any Material Adverse Effect having occurred since the signing of the Merger Agreement that is continuing, the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the Merger, the obtainment of any clearance or affirmative approval applicable to the Merger under the antitrust and foreign direct investment laws of other Specified Antitrust Authorities, and the adoption of the Merger Agreement by holders of Company Common Stock representing at least a majority of the outstanding Company’s Common Stock.

The parties expect the Merger and the other transactions contemplated by the Merger Agreement to close in the second quarter of the calendar year 2026. The Merger Agreement provides that as promptly as reasonably practicable (and in any event within 20 Business Days) after the date of the Merger Agreement, the Company will prepare and file a preliminary proxy statement in anticipation of the Company’s meeting of its stockholders for the purpose of voting upon the adoption of the Merger Agreement.

The Company and Parent have each made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries between the Agreement Date and the earlier of the Effective Time and the valid termination of the Merger Agreement (the “Interim Period”). The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions to allow the Board of Directors to exercise its fiduciary duties during the Interim Period. These exceptions include that, subject to the terms and conditions of the Merger Agreement, if the Company receives an acquisition proposal that did not result from the Company’s (or its Representatives’) breach of its no-shop covenants, and following such receipt, the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that such acquisition proposal is or could lead to a Superior Offer and the failure to terminate the Merger Agreement and change its recommendation of the Merger to the Company’s stockholders would be inconsistent with the Board of Directors’ fiduciary duties under applicable law, then prior to the Cut-Off Time the Company is permitted to terminate the Merger Agreement and the Board of Directors is permitted to change its recommendation of the Merger to the Company’s stockholders (subject to certain customary match rights in favor of Parent).

The Merger Agreement contains certain termination rights for the Company and Parent. Subject to the terms and conditions of the Merger Agreement, the Merger Agreement may be terminated under certain circumstances, including (i) by mutual written consent of Parent and the Company, (ii) by either the Company or Parent, if the Merger is not consummated by midnight Eastern Time, on June 19, 2026, which period will be extended for two automatic three-month periods if at the end of the prior period, all conditions to closing of the Merger other than conditions relating to the HSR Act or other applicable antitrust and foreign direct investment laws have been obtained or waived as of such date (such date, as extended, the “End Date”), (iii) by either the Company or Parent if a Specified Governmental Body of competent jurisdiction issues any order, directive, judgment, decree or ruling, or takes any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, and such order becomes final and non-appealable, (iv) by Parent (A) due to certain breaches by the Company of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, or (B) at any time before the Cut-Off Time, if (1) the Board of Directors fails to include the Company Board Recommendation in the Merger Proxy Statement when filed with the SEC or mailed, or effects a Company Adverse Recommendation Change, (2) in the case of an acquisition proposal structured as a tender offer or exchange offer the Board of Directors (I) states that the Board of Directors recommends such tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such tender or exchange offer, or (II) fails to recommend rejection of such tender offer or exchange offer or fails to reaffirm the Company Board Recommendation within 10 Business Days after the commencement of such tender offer or exchange offer, (3) after any public announcement of an acquisition proposal (other than a tender offer or exchange offer), the Board of Directors fails to publicly affirm the Company Board Recommendation within three Business Days after a written request by Parent to do so, or (4) the Board of Directors fails to publicly reaffirm the Company Board Recommendation within three Business Days after Parent so requests in writing, and (v) by the Company (A) due to certain breaches by Parent of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights or (B) in order to substantially concurrently with such termination enter into a binding written definitive acquisition agreement providing for the consummation of the Superior Offer approved by the Board of Directors.

Upon termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of $175,000,000. Such circumstances include where the Merger Agreement is terminated (i) in connection with the Company accepting a Superior Offer approved by the Board of Directors and entering into a binding written definitive acquisition agreement for the consummation of a transaction which the Board of Directors determines constitutes a Superior Offer, (ii) due to the Board of Directors’ change or withdrawal of, or failure to reaffirm as required by the Merger Agreement, its recommendation of the Merger to the Company’s stockholders, or (iii) because the Board of Directors or the Company breach their non-solicit obligations under the Merger Agreement in any material respect. The termination fee will also be payable if the Merger Agreement is terminated (i) (a) by Parent or the Company because the Merger is not consummated before the End Date (but in the case of a termination by the Company, only if Parent would not be prohibited from terminating the Merger Agreement on this basis because its material breach had proximately caused or resulted in the Merger not being consummated by the End Date), (b) by Parent or the Company due to failure to obtain the requisite Company stockholder vote to adopt the Merger Agreement, or (c) by Parent because the Company breaches its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met (provided that neither Parent nor Merger Sub is then in breach of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met), and (ii) in the case of each of such events and prior to any such termination, a proposal to acquire at least 50%  of the Company’s stock or assets is communicated to the Board of Directors or publicly disclosed and has not been withdrawn, and (iii) the Company enters into an agreement for, or consummates, a transaction involving an acquisition of at least 50% of the Company’s stock or assets within 12 months of such termination.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement. In addition, such representations, warranties and covenants have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. In addition, the representations, warranties and covenants have been qualified by (a) matters specifically disclosed in certain of the Company’s filings with the United States Securities and Exchange Commission (“SEC”), (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement and (c) materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, Parent or their respective businesses.

Additional Information

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On December 19, 2025, the Board approved and adopted an amendment (the “Forum Selection Amendment”) to the Company’s existing By-laws that amends Article VI to include a new Section 6.5.

The Forum Selection Amendment is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD.

On December 19, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed an email to its employees regarding the proposed transaction. A copy of the email is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

On December 19, 2025, the Company posted a message on LinkedIn regarding the proposed transaction. A copy of the posted message is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed an email to its employees regarding BioMarin’s CEO Alexander Hardy’s attendance at a town hall meeting with Amicus employees and distributed Mr. Hardy’s letter addressed to Amicus employees. A copy of the email is attached as Exhibit 99.4 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed a FAQ document to its employees regarding the proposed transaction. A copy of such document is attached as Exhibit 99.5 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed a letter to certain of its stakeholders, including vendors, suppliers, policymakers, clinical trial partners, patients and advocate groups, regarding the proposed transaction. A form of this letter is attached as Exhibit 99.6 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed a fact sheet to certain of its investors and analysts regarding the proposed transaction. A copy of this fact sheet is attached as Exhibit 99.7 hereto and is incorporated herein by reference.

On December 19, 2025, the Company distributed an email to certain of its investors and analysts regarding the proposed transaction. A form of this email is attached as Exhibit 99.8 hereto and is incorporated herein by reference.

The information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K (this “Current Report”) with respect to Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2025, by and among Amicus Therapeutics, Inc., BioMarin Pharmaceutical Inc., and Lynx Merger Sub 1, Inc.*
3.1	Amendment to Amicus Therapeutics, Inc.’s Second Amended and Restated By-laws, dated December 19, 2025.
99.1	Joint Press Release issued by Amicus Therapeutics, Inc. and BioMarin Pharmaceutical Inc. on December 19, 2025.
99.2	Employee email dated December 19, 2025.
99.3	LinkedIn post dated December 19, 2025.
99.4	BioMarin CEO email dated December 19, 2025.
99.5	Employee FAQ dated December 19, 2025.
99.6	Form of stakeholder letter, first sent December 19, 2025.
99.7	Investor Fact Sheet dated December 19, 2025.
99.8	Form of email to certain investors and analysts, first sent December 19, 2025.

*
Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

* * *

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus intends to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:

Andrew Faughnan
(609) 662-3809
afaughnan@amicusrx.com

No Offer or Solicitation

This Current Report is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction in the second quarter of the calendar year 2026; and the timing of the filing of the proxy statement for the Amicus’ special stockholder meeting in connection with the Transaction. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this Current Report as new information becomes available. All forward-looking statements in this Current Report or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025

Amicus Therapeutics, Inc.

By:	/s/ Ellen S. Rosenberg
Ellen S. Rosenberg
Chief Legal Officer and Corporate Secretary